UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2022

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge ,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On June 1, 2022, Accel Entertainment, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) under Item 2.01 to report its previously announced acquisition of all of the outstanding equity interests of Century Gaming Inc. (“Century”), a Montana corporation (the “Acquisition”), pursuant to the terms of a Securities Purchase Agreement (the “Purchase Agreement”), dated March 2, 2021, by and among Century, the shareholders of Century (the “Sellers”), the Company, Accel Entertainment LLC, and Steven W. Arntzen as the Sellers representative. At the time of the Original Report, the financial statements of Century and the unaudited pro forma financial information required by Item 9.01(a) and (b) of Form 8-K were not available. The Company is filing this Amendment No. 1 on Form 8-K/A to the Original Report (this “Amendment”) to provide the financial statements of Century and the unaudited pro forma financial information required by Item 9.01(a) and (b) of Form 8-K.
The unaudited pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Century would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Acquisition. Except as described above, all other information in the Filing remains unchanged.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Century as of and for the fiscal year ended June 30, 2021 required by Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1 hereto and are incorporated herein by reference.
The unaudited interim financial statements of Century as of and for the nine months ended March 31, 2022 required by Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information
The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Independent Auditors
99.1	Audited consolidated financial statements of Century Gaming Inc. as of and for the fiscal year ended June 30, 2021
99.2	Unaudited interim financial statements of Century Gaming Inc. as of and for the nine months ended March 31, 2022
99.3	Unaudited pro forma condensed combined statements of operations of Accel Entertainment, Inc. for the three months ended March 31, 2022 and for the fiscal year ended December 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: August 15, 2022	By:	/s/ Mathew Ellis
Mathew Ellis
Chief Financial Officer